                                                                EXHIBIT 10(j)(5)




                        HOUSTON INDUSTRIES INCORPORATED
                           DEFERRED COMPENSATION PLAN

              (As Amended and Restated Effective January 1, 1991)

                                Fourth Amendment

                 Houston Industries Incorporated, a Texas corporation (the "Company"), having amended and restated the Houston Industries Incorporated Deferred Compensation Plan, effective January 1, 1991 (the "Plan"), and having reserved the right to amend the Plan under Section 7.1 thereof, does hereby amend the Plan as follows, effective as of December 1, 1993:

                 1. Section 1.2(m) of the Plan is hereby amended to read as follows:

                          "Employee' means any person, including an officer of any Employer (whether or not he is also a director thereof), who, at the time such person is designated a Participant hereunder, is employed by an Employer on a full-time basis, who is compensated for such employment by a regular salary, and who, in the opinion of the Committee, is one of the officers or other key employees of the Employer in a position to contribute materially to the continued growth and development and to the future financial success of the Employer. Any Participant who is an Employee of a Subsidiary shall not be deemed to have terminated employment with an Employer for purposes of this Plan until the date upon which the Participant is no longer employed by any entity which would be considered an 'Employer' or Subsidiary hereunder."

                 2. Section 1.2(n) of the Plan is hereby amended to read as follows:

                          "Employer' means (i) the Company, (ii) each Subsidiarywhich has adopted the Plan with the consent of the Committee, and (iii) each other employing organization in which the Company has a direct or indirect ownership interest and which has been approved by the Committee as an Employer under the Plan, subject to the terms and conditions established by the Committee."

                 3. The first sentence of Section 3.4 is hereby amended to read as follows:

                          "A Participant's election to defer the payment of salary must be made prior to the first day of the Plan Year in which the salary is earned by the Participant."

                 4. The second paragraph of Section 3.4 is hereby amended to read as follows:

                          "A Participant may not elect to defer more than one hundred percent (100%) of his annual salary with respect to a particular Participation Year, nor less than $2,000 for such Participation Year."

                 5. The first sentence of Section 3.5 is hereby amended to read as follows:

                          "A Participant's election to defer the payment of a Bonus must be made prior to the first day of the Plan Year in which the Bonus is paid to the Participant."

                 6. The first sentence of Section 3.6 is hereby amended to read as follows:

                          "A Participant's election to defer the payment of a retainer fee must be made prior to the first day of the Plan Year in which the retainer fee is earned by the Participant."

                 7. The first sentence of Section 3.7 is hereby amended to read as follows:

                          "A Participant's election to defer the payment of meeting attendance fees must be made prior to the first day of the Plan Year in which the meeting attendance fees are paid to the Participant."

                 IN WITNESS WHEREOF, Houston Industries Incorporated has caused these presents to be executed by its duly authorized officers in a number of copies, all of which shall constitute but one and the same instrument which may be sufficiently evidenced by any executed copy hereof, this 17th day of February, 1994, but effective as of December 1, 1993.

                                       HOUSTON INDUSTRIES INCORPORATED


                                       By:   /s/ DON SYKORA

ATTEST:


 /s/ GRETCHEN H. DENUM
Assistant Corporate Secretary





                                     -3-